Supplement to the
Fidelity® Large Cap Stock Fund, Fidelity Mid-Cap Stock Fund, and Fidelity Small Cap Stock Fund
June 29, 2011
Prospectus

The following information replaces similar information for Fidelity Small Cap Stock Fund found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 13.

Lionel Harris (portfolio manager) has managed the fund since November 2011.

The following information replaces the biographical information for Andrew Sassine found in the "Fund Management" section on page 32.

Lionel Harris is portfolio manager of Fidelity Small Cap Stock Fund, which he has managed since November 2011. Since joining Fidelity Investments in 1995, Mr. Harris has worked as a research analyst, high-income director of research, and portfolio manager.

SML-11-02  December 2, 2011
1.711115.135